UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21905
                                                      -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              (Address of principal executive offices) (Zip code)
          ------------------------------------------------------------

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code:   (630) 765-8000
                                                            ----------------

                      Date of fiscal year end:   December 31
                                                -------------

                  Date of reporting period:   December 31, 2010
                                             -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                     [LOGO OMITTED]

                                                     First Trust



                                                     ANNUAL
                                                     REPORT

                                                     FOR THE YEAR ENDED
                                                     DECEMBER 31, 2010


                                                     FIRST TRUST/
                                                     ABERDEEN
                                                     EMERGING
                                                     OPPORTUNITY
                                                     FUND



                                                     [LOGO OMITTED]

                                                     ABERDEEN
                                                     ASSET MANAGEMENT

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TABLE OF CONTENTS
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              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2010

 Shareholder Letter...............................................   1
 At A Glance......................................................   2
 Portfolio Commentary.............................................   3
 Portfolio of Investments.........................................   8
 Schedule of Forward Foreign Currency Contracts...................  15
 Statement of Assets and Liabilities..............................  16
 Statement of Operations..........................................  17
 Statements of Changes in Net Assets..............................  18
 Statement of Cash Flows..........................................  19
 Financial Highlights.............................................  20
 Notes to Financial Statements....................................  21
 Report of Independent Registered Public Accounting Firm..........  29
 Additional Information...........................................  30
 Board of Trustees and Officers...................................  34
 Privacy Policy...................................................  36



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                        ANNUAL LETTER FROM THE PRESIDENT
                               DECEMBER 31, 2010


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. While the markets showed improvement throughout 2010, First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2011 and to the next edition of your Fund's report.


Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Emerging Opportunity Fund

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2010 (UNAUDITED)


--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                     FEO
Common Share Price                                                 $21.32
Common Share Net Asset Value ("NAV")                               $22.77
Premium (Discount) to NAV                                           (6.37)%
Net Assets Applicable to Common Shares                       $121,338,367
Current Quarterly Distribution per Common Share (1)                $0.350
Current Annualized Distribution per Common Share                   $1.400
Current Distribution Rate on Closing Common Share Price (2)          6.57%
Current Distribution Rate on NAV (2)                                 6.15%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------------

                           Common Share Price       NAV
     12/31/2009                   18.04            19.76
       1/8/2010                   18.55            20.21
      1/15/2010                   18.28            20.10
      1/22/2010                   17.76            19.59
      1/29/2010                   17.04            19.45
       2/5/2010                   16.19            19.19
      2/12/2010                   17.15            19.43
      2/19/2010                   17.42            19.67
      2/26/2010                   17.60            19.80
       3/5/2010                   18.26            20.42
      3/12/2010                   18.60            20.72
      3/19/2010                   19.20            20.53
      3/26/2010                   19.04            20.54
       4/1/2010                   19.09            20.89
       4/9/2010                   19.29            21.09
      4/16/2010                   19.06            21.00
      4/23/2010                   19.60            21.10
      4/30/2010                   19.55            20.92
       5/7/2010                   17.92            19.77
      5/14/2010                   19.13            20.27
      5/21/2010                   18.13            19.64
      5/28/2010                   18.71            19.83
       6/4/2010                   18.20            19.84
      6/11/2010                   18.96            20.16
      6/18/2010                   19.73            20.64
      6/25/2010                   19.09            20.28
       7/2/2010                   19.22            20.05
       7/9/2010                   20.00            20.50
      7/16/2010                   19.59            20.52
      7/23/2010                   19.93            20.99
      7/30/2010                   20.39            21.33
       8/6/2010                   21.28            21.57
      8/13/2010                   19.97            21.32
      8/20/2010                   20.34            21.54
      8/27/2010                   20.08            21.38
       9/3/2010                   20.99            21.78
      9/10/2010                   21.15            21.82
      9/17/2010                   21.59            22.12
      9/24/2010                   21.30            22.22
      10/1/2010                   22.05            22.64
      10/8/2010                   22.38            23.04
     10/15/2010                   22.37            23.25
     10/22/2010                   22.10            22.97
     10/29/2010                   22.03            23.03
      11/5/2010                   23.50            23.72
     11/12/2010                   22.85            23.13
     11/19/2010                   21.96            22.99
     11/26/2010                   22.05            22.52
      12/3/2010                   22.32            22.98
     12/10/2010                   22.12            22.79
     12/17/2010                   22.36            22.62
     12/23/2010                   21.30            22.51
     12/30/2010                   20.98            22.72
     12/31/2010                   21.32            22.77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                              Average Annual
                                                   1 Year      Total Return
                                                    Ended  Inception (8/28/2006)
                                                 12/31/2010    to 12/31/2010
Fund Performance (3)
  NAV                                               23.29%        13.77%
  Market Value                                      26.45%        10.87%
Index Performance
  Blended Benchmark (4)                             14.92%        11.21%
  Barclays Capital Global Emerging Markets Index    10.93%         8.15%
  FTSE All World Emerging Market Index              20.26%        12.96%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                               % OF TOTAL
 TOP 10 HOLDINGS                                              INVESTMENTS
--------------------------------------------------------------------------------
Republic of South Africa, 8.25%, 9/15/17                           4.3%
Turkey Government Bond, 16.00%, 3/7/12                             2.7
Samsung Electronics Co., Ltd., Preference Shares                   2.2
Indonesia Government Bond, 10.50%, 8/15/30                         2.1
Mexican Bonos Desarr Fixed Rate Bond, 8.00%, 6/11/20               2.0
Vale S.A., Preference Shares, ADR                                  1.9
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/17          1.8
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/1/13          1.7
Petroleos de Venezuela S.A., 8.50%, 11/02/17                       1.7
Petroleo Brasileiro S.A., ADR                                      1.7
--------------------------------------------------------------------------------
                                                          Total   22.1%
                                                                  =====


--------------------------------------------------------------------------------
                                                              % OF TOTAL
 CREDIT QUALITY (6)                                          BONDS & NOTES
--------------------------------------------------------------------------------
AA                                                                 1.3%
A                                                                  5.3
A-                                                                12.3
BBB+                                                               3.1
BBB                                                                4.5
BBB-                                                              18.5
BB+                                                               10.7
BB                                                                11.9
BB-                                                                5.2
B+                                                                12.8
B                                                                 10.6
B-                                                                 1.9
CC                                                                 0.1
NR                                                                 1.8
--------------------------------------------------------------------------------
                                                          Total  100.0%
                                                                 ======


--------------------------------------------------------------------------------
                                              % OF TOTAL
TOP 10 COUNTRIES (5)                         INVESTMENTS
--------------------------------------------------------------------------------
Brazil                                          14.7%
Mexico                                           9.2
South Africa                                     8.3
China                                            7.7
Indonesia                                        6.4
Turkey                                           6.1
India                                            4.9
Venezuela                                        3.8
South Korea                                      2.9
Russia                                           2.8
--------------------------------------------------------------------------------
                                       Total    66.8%
                                                =====

--------------------------------------------------------------------------------
                                              % OF TOTAL
 INDUSTRY CLASSIFICATION                     INVESTMENTS
--------------------------------------------------------------------------------
Government Bonds and Notes                       34.7%
Commercial Banks                                  9.8
Oil, Gas & Consumable Fuels                       8.0
Real Estate Management & Development              4.6
Diversified Telecommunication Services            4.3
Semiconductors & Semiconductor Equipment          3.5
Metals & Mining                                   3.1
Construction Materials                            2.9
Food Retailing & Staples                          2.9
Diversified Financial Services                    2.8
Electric Utilities                                2.2
Specialty Retail                                  2.1
Automobiles                                       2.1
Beverages                                         1.8
Tobacco                                           1.7
Pharmaceuticals                                   1.7
Household Durables                                1.4
Import/Export Bank                                1.2
Diversified Operations                            1.1
Transportation Infrastructure                     1.0
Household Products                                0.9
Energy Equipment & Services                       0.9
Multiline                                         0.9
Insurance                                         0.8
Thrift & Mortgage Finance                         0.8
IT Services                                       0.6
Paper & Forest Products                           0.6
Food Products                                     0.5
Road & Rail                                       0.3
Hotels, Restaurants & Leisure                     0.3
Construction & Engineering                        0.3
Special Purpose Banks                             0.2
--------------------------------------------------------------------------------
                                         Total  100.0%
                                                ======


(1) Most recent distribution paid or declared through 12/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%)

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(6) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund ("the Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO
Head of Emerging Market Equity for the Aberdeen Group

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years, he worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE
Head of GEM Equity Team ex Asia

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES
Investment Manager, GEM Equity Team

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MORRISON
Investment Manager, GEM Equity Team

Ms. Morrison is an investment manager on the emerging markets ex-Asia team. Ms. Morrison joined Aberdeen in 2001 as an analyst.

ANDY BROWN
Investment Manager, GEM Equity Team

Mr. Brown is an investment manager on the emerging markets ex-Asia team. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

STEPHEN PARR
Investment Manager, GEM Equity Team

Mr. Parr is an investment manager on the emerging markets team ex-Asia. He joined Aberdeen in July 2009 from Credit Suisse Asset Management where he worked in the Global Emerging market equities team. He has also held a variety of positions in industry and management consultancy.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY
Portfolio Manager, Emerging Market Debt

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ
Portfolio Manager, Emerging Market Debt

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN
Portfolio Manager, Emerging Market Debt

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN
Portfolio Manager, Emerging Market Debt

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt, and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - EQUITY

Global emerging markets performed strongly in 2010 with the MSCI (Morgan Stanley Capital International) Global Emerging Markets Index rising 19.1% U.S. dollars in spite of global concerns. Investors shrugged off worries about sovereign debt, uncertain global growth as well as adverse geo-political developments. Quantitative easing (called "QE2") provided a material stimulus throughout the twelve-month period and the impact of this was particularly discernible when markets surged from September when the Fed hinted at further quantitative easing. The performance of emerging markets throughout the year can be attributed in large part to the resilience of emerging market domestic demand. Indeed, for the majority of the year, financials, consumer staples and consumer discretionary outperformed until the fourth quarter, which witnessed a reversal of this consistent trend seen through 2010 until then, when global cyclicals outperformed. IT, materials, energy and industrials were the strongest sectors, buoyed by liquidity-fuelled rotation into these laggards, against a backdrop of improving expectations for global growth.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

MARKET RECAP - FIXED-INCOME

Emerging market debt posted healthy gains in 2010, supported by a rebound in global growth, declining U.S. Treasury yields and robust inflows into the asset class. Emerging market debt also benefited from the expectation of renewed quantitative easing by the U.S. Federal Reserve, although the market sold off after confirmation of the news in November amid rising U.S. Treasury yields. Concerns about the Eurozone peripheral countries weighed on emerging market debt at times, with the Greek crisis prompting a selloff in May while the Irish crisis resulted in a similar decline in November. For the twelve-month period, the JPMorgan Emerging Markets Bond Index-Global Diversified Index ("JPM EMBI Index") gained 12.26%, while its spread tightened 12 basis points to 287 bps over U.S. Treasuries. Local currency debt outperformed hard currency debt in 2010, aided by the sharp rally in December on the back of a stronger euro, with the JPMorgan Government Bond Index-Emerging Markets (JPM GBI-EM) gaining 13.43%.

The notable outperformers in hard currency debt included Argentina, which posted a gain of over 35%, while Ukraine gained over 34% and Iraq gained over 25%. Venezuela endured several bouts of weakness but gained just over 16%. Lithuania was the top performer in the EEMEA region (Eastern Europe, Middle East, Africa) with a gain of just under 16%, while Indonesia was the best performer in Asia with a gain of 13.6%. High-grade Latin American sovereigns underperformed, along with Turkey, Russia and the Philippines. Colombia was the top performer in local currency debt with a gain of over 32%, while South Africa gained over 27%. Brazil and Mexico also outperformed with gains of around 19%, while off-benchmark countries such as Argentina, Uruguay and Indonesia also posted strong returns. Hungary was the notable underperformer, reflecting concerns about the policy framework of the new government and contagion risk from the Eurozone peripheral countries.

FUND RECAP

The Fund had a net asset value ("NAV") total return1 of 23.29% and a market value total return1 of 26.45% for the twelve months ended December 31, 2010, compared to the Fund's blended benchmark2 total return of 14.92% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the twelve months ended December 31, 2010, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 10.93% and the FTSE All World Emerging Market Index was 20.26%.

PERFORMANCE ANALYSIS - EQUITY

The equity portion of the Fund outperformed the MSCI (Morgan Stanley Capital International) Global Emerging Markets Index portion of the benchmark by 11.82% over the twelve month period ended December 31, 2010. Outperformance was driven by good stock selection in India, South Africa and Brazil; the portfolio's overweight to some smaller markets (such as Thailand, Philippines and Turkey) whose economies performed better than expected as the year progressed; and the portfolio's overweight to the financials, consumer discretionary and staples sectors, which benefitted from robust domestic spending, generally speaking, in 2010. The Fund's holding in South Africa's Massmart contributed most to relative return at the stock level. The general merchandise retailer was supported by good results on the back of improved consumer spending, followed by an acquisition of equity by Wal-Mart. Improved consumer spending in South Africa also supported the Fund's holding in clothing retailer Truworths. Siam Cement, which posted robust earnings driven by broad strength in the Thai economy, also performed well. Indonesian conglomerate Astra International performed strongly as it benefitted from increased spending on cars and motorcycles. In Brazil, Souza Cruz enjoyed a better sales mix with increased volumes of its more expensive brands while Lojas Renner enjoyed robust like-for-like sales growth across its network of apparel stores. Conversely, the biggest detractor to the Fund's relative performance was in healthcare where Gedeon Richter suffered from weaker sales in the U.S. as well as concerns about austerity measures in Hungary. Teva came under selling pressure as Israel was upgraded to developed market status by the MSCI Global Emerging Markets Index and there were also concerns over possible generic substitution of its key proprietary drug Copaxone.

PERFORMANCE ANALYSIS - FIXED-INCOME

The Fund outperformed in 2010 with Argentina being the top performer during the period, benefiting from a successful reopening of the 2005 debt exchange and an improving financing outlook. Other outperformers were Mexico local rates and external debt, Indonesia and Uruguay inflation-linked bonds.

Ivory Coast was the top underperformer, reflecting concerns about the political outlook following the presidential election at the end of November, and the increased risk of default after non-payment of the US$28.75 million coupon payment due December 31. Ivory Coast has a 30-day grace period to pay the coupon before a default is declared. Underweight positions in Thailand and Malaysian local bonds also detracted from performance.

_______________
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.
2 The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index-Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

There were a number of changes to the portfolio during the twelve-month period. The Fund's portfolio reduced most of its exposure to less liquid sovereign credits in the early part of the year, reflecting our concerns about tighter U.S. monetary policy. The Fund's overweight exposure was reduced on Argentina ahead of the closing of the debt exchange in June, and we initiated a small position in inflation-linked peso bonds in the third quarter. The portfolio remained overweight Mexico, Brazil and Uruguay during the twelve-month period, holding both hard and local currency bonds, and had an increased overweight on Venezuela in the second half of the year. It held an overweight position on Indonesia throughout much of the year, taking profits on hard currency sovereign and quasi-sovereign bonds in the second quarter.

In the EEMEA region, the portfolio remained overweight Lithuania during the period, and after selling Croatia in the first quarter, it was added back in the third quarter. The Fund continued to invest in selective hard currency corporate bonds across all regions, which added to performance given their higher yield than sovereigns.

COUNTRY NEWS - FIXED-INCOME

Argentina completed its debt exchange in June with the overall participation reaching just over 70%, higher than the government's goal of at least 60%. Fitch and Standard & Poor's upgraded Argentina after completion of the debt exchange, which resulted in an exchange of default bonds that were not tendered in the 2005 debt exchange. Robust growth and relatively manageable public sector financing needs, which have been effectively covered by Anses, the national social security fund, further enhanced an improving credit story. In addition, Argentine bonds were boosted by the unexpected passing of former President Nestor Kirchner in October, reflecting the expectation of a more market-friendly outcome in the October 2011 presidential election. Heading into year-end, Argentine officials made positive noises on addressing an estimated USD7 billion arrears owned to Paris Club creditors, which could bode well for country risk in 2011.

Brazil Finance Minister Mantega voiced concerns about a "currency war" amid surging capital inflows into the country in September, and followed up the rhetoric by increasing the IOF tax on portfolio inflows into fixed-income instruments in October. The IOF is a tax levied on financial flows arising from foreign exchange ("FX") spot transactions. While the market barely reacted after the first increase from 2% to 4%, with BRL continuing to appreciate, the move to 6% (IOF on equities remained at 2%, and FDI at 0.38%) had the desired effect on USD/BRL, which backed off its year-to-date high of 1.65 to 1.70. Unfortunately, it also resulted in a steepening of the yield curve, as offshore investors have been the main participants in the long end of the curve. Meanwhile, the macro outlook remained strong over the course of the year, with growth coming in around 7.5% while unemployment fell to an all-time low below 7%. Inflation and inflation expectations moved well beyond the 4.5% mid-target level, prompting the central bank to increase the policy rate 200bps to 10.75%. There were no surprises on the political front, with President Lula's hand-picked successor Dilma Rouseff winning the presidential election by a comfortable margin. As expected, Central Bank Governor Meirelles stepped aside from his post, replaced by Deputy Governor Tombini in December.

Venezuela bonds underperformed during the early part of 2010 due to a deteriorating macro outlook and concerns about the regulatory environment after the government introduced new FX trading rules, intervening on local brokerage houses to stem the continued depreciation of the parallel exchange rate. Concerns about the risk of new supply also weighed on Venezuela at times, but there was a strong rally in August after the USD3 billion, 10-year issue was not upsized. Venezuelan bonds surged after President Chavez suffered an important electoral defeat in the congressional elections in September, with Chavismo losing the popular vote and falling short of its objective to control two-thirds of the 165 seats in the National Assembly (which would have given the regime unrestricted support for the most controversial government initiatives).

Indonesia's macro outlook remained on an improving track in 2010, further enhancing the prospects for investment-grade rating over the next several years. Growth is expected to come in around 6% following 4.5% in 2009, with inflation still within the official 4-6% target, albeit at the high end of the range. Indonesian assets have also been supported by a healthy fiscal position, with a deficit of around 1.5%, among the lowest in the world. The debt/GDP ratio has continued to decline to around 30%, while FX reserves have increased to a record high of just under USD100 billion.

The Central Bank of Turkey defied orthodox monetary policy by reducing its key lending rate 50bps to 6.5% in December, despite signs of an overheating economy, which prompted a 3% selloff on the Turkish lira. The rate cut decision was, however, not a big surprise after Deputy Governor Basci had floated the idea a few days earlier of reducing the policy rate, and increasing the required reserve ratio ("RRR") in order to moderate lira appreciation and the current account deficit. The rationale behind hiking the RRR for banks is that it should stem credit creation, which has contributed to strong import growth and the widening of the current account deficit (now approaching 6%). While these policy changes are highly experimental, and are too early to judge on their potential effectiveness, they could gain much "currency" with other emerging market policy makers facing similar inflow pressures.

South Africa's Medium-Term Budget Policy Statement was largely inline with expectations, with modest growth targets over the next three years while inflation expectations were forecast to fall below 6%. As expected, Foreign Minister Gordhan also announced an extensive liberalization of exchange controls for individuals and companies, which officials hope may stem the upside pressure on the ZAR, the South African Rand. Meanwhile, the South Africa Reserve Bank reduced the repo rate 50bps to a record low of 5.5%, after third quarter GDP surprised on the downside at 2.6%, with inflation remaining at the low end of the 3-6% target.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Hungarian rates were fairly volatile in the second half of the year, reflecting concerns about contagion from the Eurozone peripheral countries, and the policy framework of the new Fidesz government. Following a big selloff in the third quarter, Hungarian bonds rebounded after the government agreed to adhere to the 3% fiscal deficit target under the current International Monetary Fund/European Union (IMF/EU) agreement. The backing came after EU officials delivered a tough message to Hungary at the Council of the European Union (Economic and Financial Affairs) meeting, also called "ECOFIN," meeting regarding the fiscal policy commitment of the previous government. While the Fidesz' government has vowed not to extend its IMF agreement when it concludes in October, the market has been seeking clarity on whether the new regime would maintain the fiscal deficit target, which is an important signal given that Hungary's debt/GDP of 80% is among the highest in emerging markets.

The political landscape went through several changes in Ukraine at the start of the year, with the election of President Yanukovich and the ousting of Prime Minister Tymoshenko in a no-confidence vote, who was replaced by a Yanukovich ally. Meanwhile, Ukraine agreed to an extension of financial support with the IMF, the fiscal deficit and the 2010 budget the key areas of contention. Ukrainian Eurobonds have posted strong gains on the year, reflecting an improved political outlook. The political backdrop also prompted S&P to upgrade the sovereign rating to B- from CCC+, with a positive outlook.

Ivory Coast Eurobonds sold off sharply late in the year, reflecting concerns about the political crisis following the second round presidential election at the end of November. After the election commission released the results showing opposition leader Alassane Ouattara had beaten incumbent President Gbagbo, gaining 54% of the vote, the Constitutional Court (CC), headed by an ally of Gbagbo, overturned the election result and named Gbagbo the winner. The EU, U.S., African leaders and the Central Bank of West African States (BCEAO) have all recognized Ouattara as the winner while calling for Gbagbo to step down. Despite external pressures, the impasse is showing no sign of abating, which complicates the debt servicing of the 2032 Eurobond over the short-term. While default risk will remain elevated in the short-term, we think a resolution of the political crisis is likely, which will be positive for bond prices. Debt servicing remains minimal and the overall debt burden is manageable, supported by high cocoa and oil prices.

MARKET OUTLOOK - EQUITY

Looking ahead, robust growth in the developing world and a further influx of liquidity fuelled by the Fed's latest bout of quantitative easing may well continue to drive emerging equities. However, we expect volatility to persist as structural imbalances, rising inflation, international currency disputes and Europe's debt problems continue to dominate market attention during 2011.

Emerging market policy makers are at risk of being seen to be behind the curve in addressing some of these issues. Rates are likely to rise in 2011 in our opinion and may well be accompanied by further unorthodox measures such as capital controls to dissuade foreign capital attracted by higher rates.

Abundant liquidity in the global financial system continues to underpin markets and is likely to continue to fuel rotation. More positive news flow from developed markets may see emerging markets underperform for a period; however, this may prove short-lived as the developed world's economic recovery looks to be tenuous whilst the emerging markets remain fundamentally more sound with better macro, stronger companies and still attractive valuations. That said, the gains of the last twelve months have left some markets looking vulnerable to a correction. Although there is still value to be found, a degree of caution is merited.

MARKET AND FUND OUTLOOK - FIXED-INCOME

Looking ahead to 2011, we think risk appetite should improve following a period of weakness at the end of 2010, which was driven by concerns about Eurozone peripheral countries, the U.S. Treasury sell-off, and the usual lack of liquidity at year-end. The latter conditions should improve as investors look to redeploy cash, with market technicals supportive for hard currency debt. Europe will remain a risk factor for local currency debt, as question marks around some of the heavily-indebted, fiscally-challenged, growth-starved countries may at times weigh on EUR/USD. Another U.S. Treasury selloff is unlikely in the short-term, hence the backdrop for emerging market debt heading into the year remains constructive, albeit one with more risks on the horizon compared to one year ago.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    BONDS AND NOTES (c) - 56.6%

                  ARGENTINA - 2.8%
       2,896,424  Republic of Argentina (ARS) (d)...............     5.20%         02/04/18     $    1,690,271
       1,950,000  Republic of Argentina (USD) ..................     7.00%         04/17/17          1,746,487
                                                                                                --------------
                                                                                                     3,436,758
                                                                                                --------------

                  BELARUS - 0.3%
         320,000  Republic of Belarus (USD) ....................     8.75%         08/03/15            328,480
                                                                                                --------------

                  BRAZIL - 6.3%
       3,700,000  Brazil Notas do Tesouro Nacional
                     Series F (BRL) ............................    10.00%         01/01/13          2,144,446
       4,070,000  Brazil Notas do Tesouro Nacional
                     Series F (BRL) ............................    10.00%         01/01/17          2,248,121
       1,610,000  Brazil Notas do Tesouro Nacional
                     Series F (BRL) ............................    10.00%         01/01/21            854,927
         550,000  Gerdau Trade Inc. (USD) ......................     5.75%         01/30/21            554,125
         630,000  Globo Communicacaos Participacoes S.A.
                     (USD) .....................................     6.25%         12/01/49            664,650
         350,000  Odebrecht Finance Ltd. (USD) .................     7.50%         09/14/15            354,690
         100,000  Petrobras International Finance Co. (USD) ....     7.88%         03/15/19            118,750
         630,000  Rearden G Holdings Eins GmbH (USD) ...........     7.88%         03/30/20            667,800
                                                                                                --------------
                                                                                                     7,607,509
                                                                                                --------------

                  CHINA - 2.4%
         750,000  China Forestry Holdings Ltd. (USD) ...........     7.75%         11/17/15            755,625
         750,000  China Overseas Finance Cayman II Ltd. (USD) ..     5.50%         11/10/20            733,620
       1,400,000  Sinochem Overseas Capital Co. Ltd. (USD) .....     4.50%         11/12/20          1,380,610
                                                                                                --------------
                                                                                                     2,869,855
                                                                                                --------------

                  COLOMBIA - 1.0%
     870,000,000  Republic of Colombia (COP) ...................     7.75%         04/14/21            540,351
         600,000  TGI International Ltd. (USD) .................     9.50%         10/03/17            676,500
                                                                                                --------------
                                                                                                     1,216,851
                                                                                                --------------

                  DOMINICAN REPUBLIC - 1.2%
         350,000  AES Andres Dominicana/Itabo Dominicana
                     (USD) .....................................     9.50%         11/12/20            365,750
         505,000  Cerveceria Nacional Dominicana (USD) (d)......    16.00%         03/27/12            472,175
         528,000  Dominican Republic (USD) .....................     8.63%         04/20/27            594,000
                                                                                                --------------
                                                                                                     1,431,925
                                                                                                --------------

                  EGYPT - 1.8%
       8,800,000  Egypt Treasury Bills (EGP) ...................    (e)            01/11/11          1,513,767
       3,800,000  Egypt Treasury Bills (EGP) ...................    (e)            02/08/11            649,175
                                                                                                --------------
                                                                                                     2,162,942
                                                                                                --------------

                  EL SALVADOR - 1.2%
         740,000  Republic of El Salvador (USD) ................     7.65%         06/15/35            786,250
         650,000  Telemovil Finance Co. Ltd. (USD) .............     8.00%         10/01/17            672,750
                                                                                                --------------
                                                                                                     1,459,000
                                                                                                --------------


Page 8                See Notes to Financial Statements




FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    BONDS AND NOTES (c) - (CONTINUED)

                  HONG KONG - 0.5%
         620,000  CFG Investment S.A.C. (USD) ..................     9.25%         12/19/13     $      652,550
                                                                                                --------------

                  HUNGARY - 1.2%
     227,370,000  Hungary Government Bond (HUF) ................     6.00%         10/24/12          1,073,798
      87,000,000  Hungary Government Bond (HUF) ................     5.50%         02/12/16            377,574
                                                                                                --------------
                                                                                                     1,451,372
                                                                                                --------------

                  INDONESIA - 6.2%
   3,700,000,000  Indonesian Government Bond (IDR) .............    12.50%         03/15/13            464,669
  11,230,000,000  Indonesian Government Bond (IDR) .............    10.75%         05/15/16          1,453,219
  21,300,000,000  Indonesian Government Bond (IDR) .............    10.50%         08/15/30          2,624,692
     900,000,000  Indonesian Government Bond (IDR) .............     9.50%         07/15/31            101,673
   1,850,000,000  Indonesian Recapitalization Bond (IDR) .......    13.40%         02/15/11            207,143
   4,350,000,000  Indonesian Recapitalization Bond (IDR) .......    13.45%         08/15/11            506,015
         250,000  Indosat Palapa Co. B.V. (USD) ................     7.38%         07/29/20            277,500
         810,000  Majapahit Holding B.V. (USD) .................     7.75%         10/17/16            940,523
         150,000  PT Adaro Indonesia (USD) .....................     7.63%         10/22/19            164,625
         650,000  Star Energy Geothermal
                     (Wayang Windu) Ltd. (USD) .................    11.50%         02/12/15            742,625
                                                                                                --------------
                                                                                                     7,482,684
                                                                                                --------------

                  IVORY COAST - 0.9%
       2,400,000  Ivory Coast Government Bond (USD) ............     2.50%         12/31/32          1,080,000
                                                                                                --------------

                  KAZAKHSTAN - 1.9%
         504,153  BTA Bank JSC (USD) (f)........................    10.75%         07/01/18            546,376
       1,541,530  BTA Bank JSC (USD) (d) (g)....................     0.00%         07/01/20            122,294
         114,233  BTA Bank JSC (USD) ...........................     7.20%         07/01/25             82,533
         200,000  Development Bank of Kazakstan (USD) ..........     5.50%         12/20/15            202,250
         200,000  Kazakhstan Temir Zholy (USD) .................     6.38%         10/06/20            209,760
         470,000  KazMunaiGaz Finance Sub B.V. (USD) ...........     7.00%         05/05/20            491,150
         650,000  Kazmunaygas National Co. (USD) ...............     6.38%         04/09/21            643,500
                                                                                                --------------
                                                                                                     2,297,863
                                                                                                --------------

                  LITHUANIA - 1.0%
       1,140,000  Republic of Lithuania (USD) ..................     7.38%         02/11/20          1,266,825
                                                                                                --------------

                  MALAYSIA - 0.4%
         400,000  Petronas Capital Ltd. (USD) ..................     7.88%         05/22/22            514,050
                                                                                                --------------

                  MEXICO - 5.5%
         450,000  Axtel S.A.B. de C.V. (USD) ...................     9.00%         09/22/19            429,750
         525,000  Corp. Geo S.A. de C.V. (USD) .................     8.88%         09/25/14            591,937
         320,000  Corp. Geo S.A. de C.V. (USD) .................     9.25%         06/30/20            364,000
         270,000  Corporativo Javer S.A. de C.V. (USD) .........    13.00%         08/04/14            306,450
         660,000  Desarrolladora Homex S.A. (USD) ..............     9.50%         12/11/19            759,000
         450,000  Grupo Posadas S.A.B. de C.V. (USD) ...........     9.25%         01/15/15            416,250
       5,100,000  Mexican Bonos Desarr Fixed
                     Rate Bond (MXN) ...........................     7.25%         12/15/16            429,639


                         See Notes to Financiao Statements                Page 9




FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (a) - (CONTINUED)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    BONDS AND NOTES (c) - (CONTINUED)

                  MEXICO - (CONTINUED)
      27,950,000  Mexican Bonos Desarr Fixed
                     Rate Bond (MXN) ...........................     8.00%         06/11/20     $    2,435,158
       1,840,000  Mexican Bonos Desarr Fixed
                     Rate Bond (MXN) ...........................    10.00%         11/20/36            185,028
       9,300,000  Mexico Cetes (MXN) ...........................    (e)            03/10/11            746,636
                                                                                                --------------
                                                                                                     6,663,848
                                                                                                --------------

                  NIGERIA - 0.7%
         790,000  GTB Finance B.V. (USD) .......................     8.50%         01/29/12            808,802
                                                                                                --------------

                  PHILIPPINES - 0.2%
         250,000  Alliance Global Group, Inc. (USD) ............     6.50%         08/18/17            246,800
                                                                                                --------------

                  POLAND - 1.2%
       4,490,000  Poland Government Bond (PLN) .................     5.75%         09/23/22          1,478,301
                                                                                                --------------

                  QATAR - 0.7%
         900,000  Qatari Diar Finance Qsc (USD) ................     5.00%         07/21/20            897,411
                                                                                                --------------

                  RUSSIA - 2.2%
         450,000  Alfa Bank (USD) ..............................     7.88%         09/25/17            460,125
         400,000  Alrosa Finance S.A. (USD) ....................     7.75%         11/03/20            422,000
         310,000  LUKOIL International Finance B.V. (USD) ......     7.25%         11/05/19            334,676
         200,000  Russian Railways (USD) .......................     5.74%         04/03/17            208,590
         550,000  Severstal Steel Capital (USD) ................     6.70%         10/25/17            543,812
         700,000  Vnesheconombank (USD) ........................     6.90%         07/09/20            736,050
                                                                                                --------------
                                                                                                     2,705,253
                                                                                                --------------

                  SOUTH AFRICA - 5.8%
      34,900,000  Republic of South Africa (ZAR) ...............     8.25%         09/15/17          5,394,367
       9,200,000  Republic of South Africa (ZAR) ...............    10.50%         12/21/26          1,666,991
                                                                                                --------------
                                                                                                     7,061,358
                                                                                                --------------

                  TURKEY - 4.4%
       4,700,000  Turkey Government Bond (TRY) .................    16.00%         03/07/12          3,362,235
       1,400,000  Turkey Government Bond (USD) .................     5.63%         03/30/21          1,470,910
         500,000  Yasar Holdings (USD)                               9.63%         10/07/15            516,125
                                                                                                --------------
                                                                                                     5,349,270
                                                                                                --------------

                  UKRAINE - 1.3%
       1,440,000  EX-IM Bank of Ukraine (USD) ..................     7.65%         09/07/11          1,465,200
          80,000  Ukraine Government Bond (USD) ................     6.58%         11/21/16             80,416
                                                                                                --------------
                                                                                                     1,545,616
                                                                                                --------------

                  UNITED ARAB EMIRATES - 0.6%
         750,000  Dubai Electricity & Water Authority (USD) ....     7.38%         10/21/20            702,635
                                                                                                --------------

                  URUGUAY - 0.9%
      14,600,000  Republic Orient Uruguay, Inflation
                     Adjusted Bond (UYU) (h)....................     5.00%         09/14/18          1,136,333
                                                                                                --------------


Page 10                 See Notes to Financial Statements




FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    BONDS AND NOTES (c) - (CONTINUED)

                  VENEZUELA - 4.0%
       3,100,000  Petroleos de Venezuela S.A. (USD) ............     8.50%         11/02/17     $    2,100,250
         900,000  Republic of Venezuela (USD) ..................     8.50%         10/08/14            765,000
       2,150,000  Republic of Venezuela (USD) ..................     5.75%         02/26/16          1,526,500
         600,000  Republic of Venezuela (USD) ..................     7.75%         10/13/19            409,500
                                                                                                --------------
                                                                                                     4,801,250
                                                                                                --------------

                  TOTAL BONDS AND NOTES....................................................         68,655,541
                                                                                                --------------
                  (Cost $65,710,187)


       SHARES                                    DESCRIPTION                                         VALUE
    ------------  -------------------------------------------------------------------------     --------------

    COMMON STOCKS - 46.5%
                  BRAZIL - 8.9%
          94,924  Banco Bradesco S.A., ADR..................................................         1,926,008
          34,000  Lojas Renner S.A..........................................................         1,155,181
          33,000  Multiplan Empreendimentos Imobiliarios S.A................................           733,554
          61,000  Petroleo Brasileiro S.A., ADR.............................................         2,084,370
          21,300  Souza Cruz S.A............................................................         1,159,824
          21,000  Ultrapar Participacoes S.A., Preference Shares............................         1,329,578
          78,100  Vale S.A., Preference Shares, ADR.........................................         2,360,182
                                                                                                --------------
                                                                                                    10,748,697
                                                                                                --------------

                  CHILE - 0.9%
          11,600  Banco Santander Chile S.A., ADR...........................................         1,084,252
                                                                                                --------------

                  CHINA - 5.1%
         155,000  China Mobile Ltd. ........................................................         1,539,474
         200,000  Hang Lung Group Ltd. .....................................................         1,314,844
         920,000  PetroChina Co., Ltd., H Shares ...........................................         1,202,555
         700,000  Swire Pacific Ltd., B Shares..............................................         2,071,329
                                                                                                --------------
                                                                                                     6,128,202
                                                                                                --------------

                  HONG KONG - 0.5%
         229,600  Aia Group Ltd.............................................................           645,426
                                                                                                --------------

                  HUNGARY - 0.9%
           5,500  Richter Gedeon Nyrt.......................................................         1,124,818
                                                                                                --------------

                  INDIA - 5.0%
          32,000  Bharti Airtel Ltd. .......................................................           256,773
          20,000  GlaxoSmithKline Pharmaceuticals Ltd. .....................................         1,045,510
          13,000  Grasim Industries Ltd. ...................................................           681,094
          29,000  Hero Honda Motors Ltd. ...................................................         1,289,419
          59,000  Hindustan Unilever Ltd. ..................................................           412,861
          57,500  Housing Development Finance Corp., Ltd. ..................................           936,601
          20,000  ICICI Bank Ltd. ..........................................................           512,177


                           See Notes to Financial Statements             Page 11




FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    COMMON STOCKS - (CONTINUED)

                  INDIA - (CONTINUED)
          10,000  Infosys Technologies Ltd. ................................................    $      769,932
           7,428  UltraTech Cement Ltd......................................................           180,114
                                                                                                --------------
                                                                                                     6,084,481
                                                                                                --------------

                  INDONESIA - 1.1%
         213,000  PT Astra International Tbk................................................         1,289,584
                                                                                                --------------

                  ITALY - 1.0%
          23,600  Tenaris S.A., ADR.........................................................         1,155,928
                                                                                                --------------

                  KAZAKHSTAN - 0.0%
       1,219,876  JSC BTA Bank..............................................................            45,527
                                                                                                --------------

                  MALAYSIA - 1.8%
          70,300  British American Tobacco Malaysia Berhad .................................         1,025,944
         289,000  Public Bank Berhad........................................................         1,218,421
                                                                                                --------------
                                                                                                     2,244,365
                                                                                                --------------

                  MEXICO - 4.0%
          31,900  Fomento Economico Mexicano, S.A.B. de C.V., ADR ..........................         1,783,848
          40,000  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR ................           618,000
         352,000  Grupo Financiero Banorte, S.A.B. de C.V., O Shares .......................         1,673,069
         124,000  Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares........................           756,551
                                                                                                --------------
                                                                                                     4,831,468
                                                                                                --------------

                  PHILIPPINES - 1.3%
       1,188,602  Bank of the Philippine Islands............................................         1,600,720
                                                                                                --------------

                  POLAND - 0.6%
          13,000  Bank Pekao S.A............................................................           786,042
                                                                                                --------------

                  RUSSIA - 1.1%
          23,500  LUKOIL, ADR...............................................................         1,344,670
                                                                                                --------------

                  SOUTH AFRICA - 2.7%
          89,000  Massmart Holdings Ltd. ...................................................         1,981,981
         119,729  Truworths International Ltd...............................................         1,302,252
                                                                                                --------------
                                                                                                     3,284,233
                                                                                                --------------

                  SOUTH KOREA - 3.0%
          27,008  Busan Bank ...............................................................           341,497
           4,900  Samsung Electronics Co., Ltd., Preference Shares .........................         2,802,097
             850  Shinsegae Co., Ltd........................................................           459,864
                                                                                                --------------
                                                                                                     3,603,458
                                                                                                --------------

                  TAIWAN - 2.6%
         649,450  Taiwan Mobile Co., Ltd. ..................................................         1,552,541
         643,953  Taiwan Semiconductor Manufacturing Co., Ltd...............................         1,568,112
                                                                                                --------------
                                                                                                     3,120,653
                                                                                                --------------

                  THAILAND - 2.6%
         250,000  PTT Exploration and Production Public Co., Ltd. ..........................         1,393,266
         147,000  Siam Cement Public (The) Co., Ltd.........................................         1,760,391
                                                                                                --------------
                                                                                                     3,153,657
                                                                                                --------------


Page 12                     See Notes to Financial Statements




FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2010


      PRINCIPAL
        VALUE
       (LOCAL                                                                       STATED           VALUE
      CURRENCY)                   DESCRIPTION                         COUPON       MATURITY      (US DOLLARS)
    ------------  ---------------------------------------------     ----------   -------------  --------------
    COMMON STOCKS - (CONTINUED)

                  TURKEY - 2.3%
          73,635  Akbank TAS ...............................................................    $      409,188
         253,000  Aksigorta AS .............................................................           375,240
          33,220  Bim Birlesik Magazalar AS ................................................         1,129,566
         181,150  Haci Omer Sabanci Holding AS..............................................           844,740
                                                                                                --------------
                                                                                                     2,758,734
                                                                                                --------------

                  UNITED KINGDOM - 1.1%
          51,408  Standard Chartered PLC....................................................         1,382,982
                                                                                                --------------

                  TOTAL COMMON STOCKS......................................................         56,417,897
                                                                                                --------------
                  (Cost $34,830,201)


                  TOTAL INVESTMENTS - 103.1%................................................       125,073,438
                  (Cost $100,540,388) (i)

                  OUTSTANDING LOAN - (4.8)%.................................................        (5,800,000)
                  NET OTHER ASSETS AND LIABILITIES - 1.7%...................................         2,064,929
                                                                                                --------------
                  NET ASSETS - 100.0%.......................................................    $  121,338,367
                                                                                                ==============

---------------------------------------
(a)  All percentages shown in the Portfolio of Investments are based on net assets.

(b)  All of these securities serve as collateral for the outstanding loans.

(c) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's sub-advisor.

(d) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(e)  Zero coupon bond.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at December 31, 2010.

(g) Recovery units issued under BTA Bank's restructuring plan. Recovery payments are dependent on future performance.

(h) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(i) Aggregate cost for federal income tax purposes is $101,021,875. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,800,956 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,749,393.


      ADR American Depositary Receipt

      Currency Abbreviations
      ARS   Argentine Peso
      BRL   Brazilian Real
      COP   Colombian Peso
      EGP   Egyptian Pound
      HUF   Hungarian Forint
      IDR   Indonesian Rupiah
      MXN   Mexican Peso
      PLN   Polish Zloty
      TRY   Turkish Lira
      USD   United States Dollar
      UYU   Uruguayan Peso
      ZAR   South African Rand


                       See Notes to Financial Statements                 Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (A) (B) - (CONTINUED)
DECEMBER 31, 2010

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                       ------------     ------------   --------------   ------------
Foreign Corporate Bonds and Notes* ...............    $  25,316,644    $          --   $   25,316,644   $         --
Foreign Sovereign Bonds and Notes*................       43,338,897               --       43,338,897             --
                                                      --------------   -------------   --------------   ------------
Total Bonds and Notes.............................       68,655,541               --       68,655,541             --
Common Stocks* ...................................       56,417,897       56,417,897               --             --
                                                      --------------   -------------   --------------   ------------
Total Investments ................................      125,073,438       56,417,897       68,655,541             --
Other Financial Instruments:
Forward Foreign Currency Contracts**..............          131,926               --          131,926             --
                                                      --------------   -------------   --------------   ------------
                                                      $ 125,205,364    $  56,417,897   $   68,787,467   $         --
                                                      ==============   =============   ==============   ============

                                                 LIABILITIES TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                      --------------   ------------    --------------   ------------
Forward Foreign Currency Contracts**..............    $    (263,555)   $         --    $    (263,555)   $         --
                                                      ==============   ============    ==============   ============

*  See the Portfolio of Investments for country breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


Page 14            See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2010


                                                                            PURCHASE            SALE
                                                                           VALUE AS OF       VALUE AS OF       UNREALIZED
 SETTLEMENT     COUNTER-           AMOUNT                AMOUNT           DECEMBER 31,      DECEMBER 31,      APPRECIATION
    DATE         PARTY          PURCHASED (a)           SOLD (a)              2010              2010         (DEPRECIATION)
------------   ---------   ---------------------  -------------------  ----------------  ----------------    -------------
  01/21/11      CIT        HUF       330,265,000  USD       1,652,151  $      1,584,031  $      1,652,151    $     (68,120)
  01/21/11      CIT        PLN           206,000  USD          74,900            69,400            74,900           (5,410)
  03/03/11      JPM        USD         2,174,702  BRL       3,834,000         2,174,702         2,278,458         (103,756)
  01/21/11      JPM        USD         1,713,120  HUF     344,685,000         1,713,120         1,653,193           59,927
  03/03/11      JPM        USD           740,911  IDR   6,734,876,000           740,911           740,468              443
  01/21/11      CIT        USD         1,619,552  PLN       4,589,000         1,619,552         1,547,996           71,556
  01/21/11      CIT        USD         2,119,573  ZAR      14,578,000         2,119,573         2,205,842          (86,269)
                                                                                                             --------------
Net Unrealized Appreciation (Depreciation)...............................................................    $    (131,629)
                                                                                                             ==============

(a) Please see page 13 for currency descriptions.



Counterparty Abbreviations:

    CIT    Citibank, NA
    JPM    JPMorgan Chase


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010


ASSETS:
Investments, at value
   (Cost $100,540,388).........................................................................     $ 125,073,438
Cash ..........................................................................................           426,072
Foreign currency (Cost $616,175)...............................................................           646,706
Unrealized appreciation on forward foreign currency contracts..................................           131,926
Prepaid expenses...............................................................................             5,624
Receivables:
       Interest................................................................................         1,528,160
       Dividends...............................................................................            41,405
                                                                                                    _____________
    Total Assets...............................................................................       127,853,331
                                                                                                    _____________

LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Unrealized depreciation on forward foreign currency contracts..................................           263,555
Payables:
   Deferred Thailand capital gains tax.........................................................           205,508
   Investment advisory fees....................................................................           107,569
   Audit and tax fees..........................................................................            54,240
   Custodian fees..............................................................................            31,826
   Printing fees...............................................................................            23,495
   Administrative fees.........................................................................            10,157
   Legal fees..................................................................................             5,622
   Interest and fees on loan...................................................................             3,726
   Transfer agent fees.........................................................................             2,564
   Trustees' fees and expenses.................................................................                34
Other liabilities..............................................................................             6,668
                                                                                                    _____________
    Total Liabilities..........................................................................         6,514,964
                                                                                                    _____________
NET ASSETS.....................................................................................     $ 121,338,367
                                                                                                    =============


NET ASSETS CONSISTS OF:
Paid-in capital................................................................................     $  97,511,411
Par value......................................................................................            53,278
Accumulated net investment income (loss).......................................................          (423,895)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................           (34,598)
Deferred Thailand capital gains tax............................................................          (205,508)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................        24,437,679
                                                                                                    _____________
NET ASSETS.....................................................................................     $ 121,338,367

                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       22.77
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,327,785
                                                                                                    =============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $60,055)...........................................      $  5,687,368
Dividends (net of foreign withholding tax of $99,348)..........................................         1,403,616
Other..........................................................................................            44,851
                                                                                                     ____________
    Total investment income....................................................................         7,135,835
                                                                                                     ____________

EXPENSES:
Investment advisory fees.......................................................................         1,187,478
Custodian fees.................................................................................           193,433
Interest and fees on loan......................................................................           163,603
Administrative fees............................................................................           112,983
Printing fees..................................................................................            59,519
Audit and tax fees.............................................................................            56,030
Trustees' fees and expenses....................................................................            39,662
Legal fees.....................................................................................            38,712
Transfer agent fees............................................................................            30,728
Other..........................................................................................           110,288
                                                                                                     ____________
    Total expenses.............................................................................         1,992,436
                                                                                                     ____________
NET INVESTMENT INCOME (LOSS)...................................................................         5,143,399
                                                                                                     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         8,920,505
   Forward foreign currency contracts..........................................................          (190,393)
   Foreign currency transactions...............................................................          (556,282)
                                                                                                     ____________
Net realized gain (loss).......................................................................         8,173,830
                                                                                                     ____________
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        10,354,323
   Forward foreign currency contracts..........................................................          (129,160)
   Foreign currency translation................................................................            31,453
Net change in deferred Thailand capital gains tax..............................................          (205,508)
                                                                                                     ____________
Net change in unrealized appreciation (depreciation)...........................................        10,051,108
                                                                                                     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        18,224,938
                                                                                                     ____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 23,368,337
                                                                                                     ============


                     See Notes to Financial Statements                   Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          12/31/2010      12/31/2009
                                                                                        ______________  ______________
OPERATIONS:
Net investment income (loss).......................................................      $   5,143,399   $   5,705,438
Net realized gain (loss)...........................................................          8,173,830      (3,955,631)
Net change in unrealized appreciation (depreciation)...............................         10,051,108      44,835,224
                                                                                         _____________   _____________
Net increase (decrease) in net assets resulting from operations....................         23,368,337      46,585,031
                                                                                         _____________   _____________

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,403,686)     (4,606,552)
Net realized gain..................................................................         (3,055,213)             --
Return of capital..................................................................                 --      (3,534,075)
                                                                                         _____________   _____________
Total distributions to shareholders................................................         (7,458,899)     (8,140,627)
                                                                                         _____________   _____________

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                 --              --
Repurchase of Common Shares (a)....................................................         (1,287,590)     (7,092,729)
                                                                                         _____________   _____________
Net increase (decrease) in net assets resulting from capital transactions..........         (1,287,590)     (7,092,729)
                                                                                         _____________   _____________
Total increase (decrease) in net assets............................................         14,621,848      31,351,675
NET ASSETS:
Beginning of period................................................................        106,716,519      75,364,844
                                                                                         _____________   _____________
End of period......................................................................      $ 121,338,367   $ 106,716,519
                                                                                         =============   =============
Accumulated net investment income (loss) at end of period..........................      $    (423,895)  $    (915,972)
                                                                                         =============   =============

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          5,400,233       5,855,188
Common Shares repurchased (a)......................................................            (72,448)       (454,955)
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --              --
                                                                                         _____________   _____________
Common Shares at end of period.....................................................          5,327,785       5,400,233
                                                                                         =============   =============

(a) On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009, but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on December 2, 2009, but on December 15, 2009, the Fund again announced that the Board authorized continuation of the Fund's repurchase program. The program expired on March 15, 2010. For the years ended December 31, 2010, and December 31, 2009, the Fund repurchased 72,448 and 454,955, respectively, of its shares at an average discount of 10.41% and 11.46%, respectively, from net asset value per share.


Page 18               See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.......      $    23,368,337
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:

   Purchases of investments...........................................         (101,146,338)
   Sales, maturities and paydowns of investments......................          106,728,802
   Net amortization/accretion of premiums/discounts on investments....             (596,504)
   Net realized gain/loss on investments..............................           (8,920,505)
   Net change in unrealized appreciation/depreciation on forward
     foreign currency contracts.......................................              129,160
   Net change in unrealized appreciation/depreciation on investments..          (10,354,323)

CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable..................................             (381,258)
     Decrease in dividends receivable.................................                3,198
     Increase in prepaid expenses.....................................                 (644)
     Decrease in interest and fees on loan payable....................              (13,681)
     Increase in investment advisory fees payable.....................               11,449
     Increase in audit and tax fees payable...........................                2,240
     Decrease in legal fees payable...................................              (10,192)
     Increase in printing fees payable................................                3,388
     Increase in administrative fees payable..........................                1,025
     Increase in custodian fees payable...............................                3,818
     Decrease in transfer agent fees payable..........................               (2,318)
     Increase in Trustees' fees and expenses payable..................                   34
     Increase in deferred Thailand capital gains tax..................              205,508
     Decrease in other liabilities....................................                 (974)
                                                                            _______________
CASH PROVIDED BY OPERATING ACTIVITIES.................................                              $     9,030,222
                                                                                                    _______________
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income....           (4,403,686)
   Distributions to Common Shareholders from net realized gain........           (3,055,213)
   Repurchase of Common Shares........................................           (1,359,087)
                                                                            _______________
CASH USED IN FINANCING ACTIVITIES.....................................                                   (8,817,986)
                                                                                                    _______________
Increase in cash and foreign currency (a).............................                                      212,236
Cash and foreign currency at beginning of period......................                                      860,542
                                                                                                    _______________
CASH AND FOREIGN CURRENCY AT END OF PERIOD............................                              $     1,072,778
                                                                                                    ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.....................                              $       177,284
                                                                                                    ===============


_______________
(a) Includes net change in unrealized appreciation/depreciation on foreign currency of $31,453.


                    See Notes to Financial Statements                    Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                YEAR             YEAR             YEAR               YEAR            PERIOD
                                               ENDED            ENDED            ENDED              ENDED            ENDED
                                             12/31/2010       12/31/2009       12/31/2008         12/31/2007     12/31/2006 (a)
                                            -------------    -------------    -------------      ------------    --------------
Net asset value, beginning of period          $    19.76       $    12.87       $    21.69        $    20.58       $    19.10 (b)
                                              ----------       ----------       ----------        ----------       ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........               0.97             1.01             1.09 (c)          0.92             0.29
Net realized and unrealized gain (loss)             3.41             7.16            (8.37)             2.00             1.58
                                              ----------       ----------       ----------        ----------       ----------
Total from investment operations                    4.38             8.17            (7.28)             2.92             1.87
                                              ----------       ----------       ----------        ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................             (0.83)           (0.81)           (1.08)            (0.79)           (0.31)
Net realized gain.....................             (0.57)              --            (0.10)            (1.02)              --
Return of capital.....................                --            (0.63)           (0.38)               --            (0.04)
                                              ----------       ----------       ----------        ----------       ----------
Total from distributions..............             (1.40)           (1.44)           (1.56)            (1.81)           (0.35)
                                              ----------       ----------       ----------        ----------       ----------
Common Shares offering costs charged
  to paid-in capital..................                --               --               --                --            (0.04)
                                              ----------       ----------       ----------        ----------       ----------
Capital share repurchases.............              0.03             0.16             0.02                --               --
                                              ----------       ----------       ----------        ----------       ----------
Net asset value, end of period.......         $    22.77       $    19.76       $    12.87        $    21.69       $    20.58
                                              ----------       ----------       ----------        ----------       ----------
Market value, end of period..........         $    21.32       $    18.04       $    10.25        $    19.50       $    19.03
                                              ----------       ----------       ----------        ----------       ----------
TOTAL RETURN BASED ON NET ASSET VALUE (d)          23.29%           69.25%          (33.94)%           15.74%            9.74%
                                              ----------       ----------       ----------        ----------       ----------

TOTAL RETURN BASED ON MARKET VALUE (d)             26.45%           94.01%          (41.48)%           12.53%           (3.10)%
                                              ----------       ----------       ----------        ----------       ----------
------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  121,338       $  106,717       $   75,365        $   28,112       $  121,519
Ratio of total expenses to average net assets.      1.76%            2.11%            2.00%             2.04%            2.16% (e)
Ratio of total expenses to average net assets
  excluding interest expense ........               1.62%            1.80%            1.60%             1.58%            2.05% (e)
Ratio of net investment income (loss) to
  average net assets ................               4.55%            6.11%            5.73%             4.31%            4.27% (e)
Portfolio turnover rate..............                 87%              66%              64%               95%              40%

 INDEBTEDNESS:
Total loan outstanding (in 000's)...          $    5,800       $    5,800       $   13,500        $    8,000       $    7,000
Asset coverage per $1,000 of indebtedness (f) $   21,920       $   19,399       $    6,583        $   17,014       $   18,360
------------------------------------------------

(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)  Net of sales load of $0.90 per Common Share on initial offering.

(c)  Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)  Annualized.

(f) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 20             See Notes to Financial Statements


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NOTES TO FINANCIAL STATEMENTS
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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010


                              1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's securities will be valued as follows:

      Bond, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

              1) benchmark yields;
              2) reported trades;
              3) broker/dealer quotes;
              4) issuer spreads;
              5) benchmark securities;
              6) bids and offers; and
              7) reference data including market research publications.

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Currency linked notes, credit linked notes, interest rate swaps and credit default swaps are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

       1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;
       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
       3) the type, size and cost of security, or the financial condition of the country of issue;
       4)  the financial statements of the issuer;
       5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;
       6) the information as to any transactions in or offers for the security;
       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
       8)  the coupon payments;
       9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
      11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);
      12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
      13)  other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

       1)  the type of security;
       2)  the size of the holding;
       3)  the initial cost of the security;
       4)  transactions in comparable securities;
       5)  price quotes from dealers and/or pricing services;
       6)  relationships among various securities;
       7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
       8)  an analysis of the issuer's financial statements; and
       9) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity securities in question are foreign securities, the following additional information may be considered:

       1) the value of similar foreign securities traded on other foreign markets;
       2)  ADR trading of similar securities;
       3)  foreign currency exchange activity;
       4) the trading prices of financial products that are tied to baskets of foreign securities;
       5)  factors relating to the event that precipitated the pricing problem;
       6)  whether the event is likely to recur; and
       7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

  o Level 1 - -Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
  o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
      o     Quoted prices for similar securities in active markets.
      o -Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
      o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
      o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
  o Level 3 - -Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of December 31, 2010 is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2010, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. CREDIT LINKED NOTES:

The Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, equivalent to the unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in the "Net realized gain (loss) on forward

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--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended December 31, 2010, the open and close notional values of forward foreign currency contracts were $44,665,687 and $39,546,659, respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended December 31, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $247,636, an increase in accumulated net realized gain (loss) of $494,865 and a decrease to paid-in capital of $247,229. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:


Distributions paid from:                             2010            2009
Ordinary income................................  $ 4,403,686   $  4,606,552
Long-term capital gains........................    3,055,213             --
Return of capital..............................           --      3,534,075

As of December 31, 2010, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income................       $          --
Undistributed capital gains ..................                 --
                                                    _____________
Total undistributed earnings .................                 --

Accumulated capital and other losses .........           (109,078)
Net unrealized appreciation (depreciation)....         24,088,264
                                                    _____________
Total accumulated earnings (losses)...........         23,979,186
Other ........................................           (205,508)
Paid-in capital...............................         97,564,689
                                                    _____________
Net assets ...................................      $ 121,338,367
                                                    =============

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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital losses forward for up to eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2010, the Fund had fully utilized its capital loss carryforwards according to the following schedule:

                        Utilized in
         Fiscal Year   Current Year     Remaining     Expiration
         ___________   ____________    __________     __________
          12/31/08      $  495,817      $     --      12/31/16
          12/31/09       5,114,038            --      12/31/17
                        __________      ________
             Total      $5,609,855      $     --
                        ==========      ========

Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Fund intends to elect to defer net realized foreign currency losses of $109,078 incurred between November 1, 2010 through December 31, 2010.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of December 31, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for uncertain income tax positions is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statement disclosures.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

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                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust and Aberdeen were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor, or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman serve two-year terms before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2010, were $101,146,338 and $106,728,802, respectively.

                                  5. BORROWING

The Fund has entered into a revolving loan agreement with The Bank of Nova Scotia, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $12,000,000. As of December 31, 2010, the Fund had one loan outstanding under the loan agreement of $5,800,000. For the year ended December 31, 2010, the average amount outstanding was $5,800,000. The high and low annual interest rates during the year ended December 31, 2010, were 1.65% and 1.35%, respectively, and the weighted-average interest rate was 1.55%. The interest rate at December 31, 2010 was 1.36%. The Fund also pays a commitment fee of 0.15% (or 0.30% if loan balance drops below 40% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations. Prior to November 15, 2010, the revolving loan agreement had a total commitment up to $28,000,000 and a commitment fee of 0.35% per year. The revolving loan agreement has been extended until November 14, 2011.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

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--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                               DECEMBER 31, 2010

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its Managed Assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the portfolio of investments and schedule of forward foreign currency contracts, as of December 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Emerging Opportunity Fund as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 17.02% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2010. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2010, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $6,414,877 (representing a total of $1.20 per share). The total amount of taxes paid to such countries is $122,388 (representing a total of $0.02 per share).

For the year ended December 31, 2010, the amount of long-term capital gain distributions designated by the Fund was $3,055,213, which is taxable at a maximum rate of 15% for federal income tax purposes.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 4,562,883, the number of votes against was 128,437 and the number of abstentions was 690,749. The number of votes cast in favor of Mr. Nielson was 4,563,673, the number of votes against was 127,647 and the number of abstentions was 690,749. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on December 20, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Aberdeen. 2,781,018 (52.20%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 2,646,769, the number of votes against was 43,914, and the number of abstentions was 90,335. The number of votes cast in favor of the new investment sub-advisory agreement was 2,649,473, the number of votes against was 44,756, and the number of abstentions was 86,789. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Board Considerations Regarding Approval of Investment Management and Sub-Advisory Agreements

The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)

September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for updates to its Form ADV and a new chief compliance officer, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed end fund to which an identical advisory fee rate was charged. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to the Fund, but that the sub-advisory fee is

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)

generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income and equity funds that it manages. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 67             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            67             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  67             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          67             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     Chief Executive Officer (December 2010        67             Trustee of
President, Chairman of the Board      Trustee        to Present), President (until                                Wheaton College
and CEO(1)                            Term and       December 2010), First Trust Advisors
120 E. Liberty Drive,                 Indefinite     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Officer        Chairman of the Board of Directors,
Wheaton, IL 60187                     Term           BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                    o Since Fund     Stonebridge Advisors LLC (Investment
                                      Inception      Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present) and Senior Vice President
  Suite 400                                                     o Since Fund                (April 2007 to Present),
Wheaton, IL 60187                                                 Inception                 Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011

---------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                         DECEMBER 31, 2010 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

[LOGO OMITTED]

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,800 for 2009 and $52,000 for 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2009 and $0 for 2010.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $8,089.86 for 2009 and $6,990.18 for 2010. These fees were for tax preparation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2009 and $0 for 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2009 were $8,089.86 and $36,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2010 were $6,990.18 and $6,000 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert
F. Keith.


ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             AS OF FEBRUARY 8, 2010

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited, a UK Corporation ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client IS proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.


I.       DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.


II.      GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the ponfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain infonnation on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.


III. SPECIFIC VOTING POLICIES

A. General Philosophy.

      o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

      o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

      o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-bycase basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.


IV.  PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland ("PA-UK"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services ("ISS"). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser'S interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK. The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group ("CGG") in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

      The PA-UK is responsible for ensuring that votes for Aberdeen Advisers' clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

      Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

      In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group ("CGG"). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

      The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged Proxy Edge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (I) notification of impending votes;
(2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.


V.   DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A. Documentation.

      Each Adviser's Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

   The PA-UK is responsible for:

      1.    Overseeing the proxy voting process;

      2. Consulting with portfolio managers/analysts for the relevant portfolio security; and

      3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.   Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

      A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August) I, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records .

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

      For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client Or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 (a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 8, 2011

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

DEVAN KALOO
Head of Emerging Market Equity for the Aberdeen Group
Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE
Head of GEM Equity Team ex Asia
Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES
Investment Manager, GEM Equity Team
After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

BRETT DIMENT
Head of Emerging Market Debt
Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

MAX WOLMAN
Portfolio Manager, Emerging Market Debt
Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

INFORMATION PROVIDED AS OF DECEMBER 31, 2010

(assets in millions).


                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts     Total           Based on        is Based on
          Team Member                     Type of Accounts              Managed        Assets        Performance       Performance
 ----------------------------             ----------------           -------------  -----------   -----------------   ------------
1.  Devan Kaloo                  Registered Investment Companies:    8              $4,366.3              0             $0
                                 Other Pooled Investment Vehicles:   18             $21,286.62            0             $0
                                 Other Accounts:                     50             $17,099.3             6             $1,936.32
2.  Joanne Irvine                Registered Investment Companies:    8              $4,366.3              0             $0
                                 Other Pooled Investment Vehicles:   18             $21,286.62            0             $0
                                 Other Accounts:                     50             $17,099.3             6             $1,936.32
3.  Mark Gordon-James            Registered Investment Companies:    8              $4,366.3              0             $0
                                 Other Pooled Investment Vehicles:   18             $21,286.62            0             $0
                                 Other Accounts:                     50             $17,099.3             6             $1,936.32
4.  Brett Diment                 Registered Investment Companies:    5              $282.64               0             $0
                                 Other Pooled Investment Vehicles:   76             $6,845.45             0             $0
                                 Other Accounts:                     188            $19,654.51            6             $825.5
5.  Max Wolman                   Registered Investment Companies:    5              $282.64               0             $0
                                 Other Pooled Investment Vehicles:   76             $6,845.45             0             $0
                                 Other Accounts:                     188            $19,654.51            6             $825.5


POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

Aberdeen aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation

Aberdeen seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(a)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

INFORMATION PROVIDED AS OF MARCH 9, 2011

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards. In addition to an attractive compensation package, Aberdeen also offers a first class benefits package.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. As the level of the bonus goes up, the amount of equity given to an investment professional goes up.

Performance is reviewed on a formal basis once a year and these reviews influence individual staff members' subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Overall participation in team meetings, quality of research analysis, and presenting the team externally are also contributory factors.

These reviews are subjective and are not tied to any pre-determined formula (i.e., directly linked to new assets raised). While the quantum of bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term. Therefore, the equity component of the compensation plan provides the opportunity for direct ownership, which in our view directly aligns the interests of the investment team with those of our clients. The equity component typically vests annually over a 3-year period. Leavers who depart prior to the end of the full vesting period would typically forfeit their ownership stake.


(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2010

Name of Portfolio Manager        Dollar ($) Range of
        or                           Fund Shares
    Team Member                  Beneficially Owned
    -----------                  -------------------

Devan Kaloo                              $0
Joanne Irvine                            $0
Mark Gordon-James                        $0
Brett Diment                             $0
Max Wolman                               $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                   (a) Total Number                             (c) Total Number of               (d) Maximum Number (or Approximate
                      of Shares             (b) Average           Shares(or Units)              Dollar Value) of Shares (or Units)
                      (or Units)           Price Paid Per    Purchased as Part of Publicly      that May Yet Be Purchased Under the
   Period             Purchased           Share (or Unit)     Announced Plans or Programs                 Plans or Programs
--------------     -----------------      ----------------   ------------------------------     ------------------------------------
Month #1
(01/01/2010 -
01/31/2010)            31,235                $18.1382                   536,238                               172,519

Month #2
(02/01/2010 -          28,402                $17.1685                   564,640                               144,117
02/28/2010)

Month #3
(03/01/2010 -          12,811                $18.2204                   577,451                               131,306
03/31/2010)

Total                  72,448                $17.7726                   577,451                               131,306

      On November 17, 2008, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on May 17, 2009, but on June 2, 2009, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program expired again on December 2, 2009, but on December 15, 2009, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the years ended December 31, 2009, and 2008, the Fund repurchased 454,955 and 50,048, respectively, of its shares at a weighted-average discount of 11.47% and 22.65%, respectively, from net asset value per share. For the year ended December 31, 2010, the fund purchased 72,448 of its shares at a weighted-average discount of 10.62% from net asset value per share.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Aberdeen Emerging Opportunity Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                           (principal financial officer)

Date  February 23, 2011
      ----------------------



* Print the name and title of each signing officer under his or her signature.